United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2009

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employee
of incorporation or organization)		Identification No.)

2141 Rosecrans Avenue, Suite 1160

El Segundo, California 90245

(Address of principal executive offices)

(Zip code)

(310) 606-8000

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2

Item 8.01               Other Events

Press Release

On March 9, 2009, Manhattan Bancorp (“Company”), the holding company of Bank of Manhattan, N.A. “(Bank”), issued a press release announcing that the Company had entered into an agreement to invest in a new capital markets business by joining forces with Bodi Advisors, Inc. (“Bodi”). Following licensing and notice requirements of various governmental agencies, business will commence under the name of BOM Capital, LLC (“BOM”).  The Company will initially own a 70% stake in BOM under a newly created subsidiary of the Company, MB Financial Services, Inc (“MB”).

Details of the proposed investment were made public earlier in an 8-K filed on March 2, 2009.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP

Dated: March 10, 2009	By:	/s/ Dean Fletcher
Dean Fletcher
Executive Vice President & Chief Financial Officer